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As Filed With the Securities and Exchange Commission on June 3, 2003

Registration No. 333-103681

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-4
 Amendment No. 4
to
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Sinclair Broadcast Group, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	515100	52-1494660
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, Maryland 21030
(410) 568-1500
(Address, including zip code, and telephone number, including area code, of
Registrant's principal executive offices)

David D. Smith
Chairman, President and Chief Executive Officer
10706 Beaver Dam Road
Hunt Valley, Maryland 21030
(410) 568-1500
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a Copy to:
John B. Watkins, Esq.
Roger J. Patterson, Esq.
Wilmer, Cutler & Pickering
100 Light Street
Baltimore, Maryland 21202
(410) 986-2800

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

        If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

        THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdicion of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Primary Executive Offices
Chesapeake Television, Inc.	Maryland	515100	52-1590917	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
KSMO, Inc.	Maryland	515100	52-1836395	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
WCGV, Inc.	Maryland	515100	52-1836393	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Acquisition IV, Inc.	Maryland	515100	52-1947227	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
WLFL, Inc.	Maryland	515100	52-1911462	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Media I, Inc.	Maryland	515100	52-1742771	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
WSMH, Inc.	Maryland	515100	52-1952880	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Media II, Inc.	Maryland	515100	52-1313500	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
WSTR Licensee, Inc.	Maryland	551112	52-1958895	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WGME, Inc.	Maryland	515100	52-2050323	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Media III, Inc.	Maryland	515100	52-1836394	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
WTTO, Inc.	Maryland	515100	52-1836391	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
WTVZ, Inc.	Maryland	515100	52-1903498	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
WYZZ, Inc.	Maryland	515100	52-1959155	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
KOCB, Inc.	Oklahoma	515100	73-1021304	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
KSMO Licensee, Inc.	Delaware	551112	52-1966077	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WDKY, Inc.	Delaware	515100	61-1250982	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500

WYZZ Licensee, Inc.	Delaware	551112	52-1959631	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
KLGT, Inc.	Minnesota	515100	41-1706187	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Television Company II, Inc.	Delaware	551112	52-2091286	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Communications, Inc.	Maryland	551112	52-1977539	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
WSYX Licensee, Inc.	Maryland	551112	52-2100995	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WGGB, Inc.	Maryland	515100	52-1976547	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
WTWC, Inc.	Maryland	515100	52-2149163	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Communications II, Inc.	Delaware	551112	04-3289279	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Holdings I, Inc.	Virginia	551112	54-1637082	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Holdings II, Inc.	Virginia	551112	54-1781478	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Holdings III, Inc.	Virginia	551112	54-1834835	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Television Company, Inc.	Delaware	515100	58-1719496	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Television of Buffalo, Inc.	Delaware	515100	22-2997498	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Television of Charleston, Inc.	Delaware	515100	57-0856686	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Television of Nashville, Inc.	Tennessee	515100	62-0948016	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Television of Nevada, Inc.	Nevada	551112	88-0299238	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Television of Tennessee, Inc.	Delaware	515100	62-1663615	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Television License Holder, Inc.	Nevada	551112	04-3404381	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121

Sinclair Television of Dayton, Inc.	Delaware	515100	25-1462963	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Acquisition VII, Inc.	Maryland	551112	52-2202776	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Acquisition VIII, Inc.	Maryland	551112	52-2202775	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Acquisition IX, Inc.	Maryland	551112	52-2202774	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Acquisition X, Inc.	Maryland	551112	52-2202779	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Acquisition XI, Inc.	Maryland	551112	52-2202778	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Acquisition XII, Inc.	Delaware	551112	52-2211255	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Acquisition XIII, Inc.	Maryland	551112	04-3702077	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Acquisition XIV, Inc.	Maryland	551112	03-0472772	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Acquisition XV, Inc.	Maryland	551112	02-0631997	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Montecito Broadcasting Corporation	Delaware	551112	33-0773615	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Channel 33, Inc.	Nevada	551112	88-0233278	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WNYO, Inc.	Delaware	515100	65-0617241	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
New York Television, Inc.	Maryland	551112	52-2261453	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
Sinclair Properties, LLC	Virginia	515100	54-1781481	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Properties II, LLC	Virginia	551112	54-1896557	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
KBSI Licensee L.P.	Virginia	551112	54-1762871	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
KETK Licensee L.P.	Virginia	551112	54-1816155	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500

WMMP Licensee L.P.	Virginia	551112	54-1816156	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WSYT Licensee L.P.	Virginia	551112	54-1717683	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WEMT Licensee L.P.	Virginia	551112	54-1794615	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WKEF Licensee L.P.	Virginia	551112	54-1762869	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WGME Licensee, LLC	Maryland	551112	52-2149851	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WICD Licensee, LLC	Maryland	551112	52-2149843	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WICS Licensee, LLC	Maryland	551112	52-2149853	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
KGAN Licensee, LLC	Maryland	551112	52-2149845	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WSMH Licensee, LLC	Maryland	551112	52-2115781	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WPGH Licensee, LLC	Maryland	551112	52-2115755	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
KDNL Licensee, LLC	Maryland	551112	52-2115752	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WCWB Licensee, LLC	Maryland	551112	52-2203568	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WTVZ Licensee, LLC	Maryland	551112	52-2115761	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
Chesapeake Television Licensee, LLC	Maryland	551112	52-2115731	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
KABB Licensee, LLC	Maryland	551112	52-2115751	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
SCI-Sacramento Licensee, LLC	Maryland	551112	52-2117009	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WLOS Licensee, LLC	Maryland	551112	52-2115696	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
KLGT Licensee, LLC	Maryland	551112	52-2117084	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121

WCGV Licensee, LLC	Maryland	551112	52-2115785	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
SCI-Indiana Licensee, LLC	Maryland	551112	52-2115757	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
KUPN Licensee, LLC	Maryland	551112	52-2115754	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WEAR Licensee, LLC	Maryland	551112	52-2117080	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WLFL Licensee, LLC	Maryland	551112	52-2115786	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WTTO Licensee, LLC	Maryland	551112	52-2115688	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WTWC Licensee, LLC	Maryland	551112	52-2149854	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WGGB Licensee, LLC	Maryland	551112	52-2149857	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
KOCB Licensee, LLC	Maryland	551112	52-2115783	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WDKY Licensee, LLC	Maryland	551112	52-2115782	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
KOKH Licensee, LLC	Maryland	551112	52-2203569	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WUPN Licensee, LLC	Maryland	551112	52-2203571	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WUXP Licensee, LLC	Maryland	551112	52-2203570	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WCHS Licensee, LLC	Maryland	551112	52-2115763	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
Sinclair Finance, LLC	Minnesota	551112	41-1996699	1640 Como Ave, Ste. A St. Paul, Minnesota 55108 (651) 646-2300
Birmingham (WABM-TV) Licensee, Inc.	Maryland	551112	52-1911594	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
Raleigh (WRDC-TV) Licensee, Inc.	Maryland	551112	25-1761433	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
San Antonio (KRRT-TV) Licensee, Inc.	Maryland	551112	23-2930453	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121

WVTV Licensee, Inc.	Maryland	551112	51-0350913	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WUHF Licensee, LLC	Nevada	551112	75-2975838	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WMSN Licensee, LLC	Nevada	551112	75-2976030	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WRLH Licensee, LLC	Nevada	551112	75-2976002	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WUTV Licensee, LLC	Nevada	551112	75-2975851	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WXLV Licensee, LLC	Nevada	551112	75-2975864	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WZTV Licensee, LLC	Nevada	551112	75-2975977	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WVAH Licensee, LLC	Nevada	551112	04-3702038	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WTAT Licensee, LLC	Nevada	551112	03-0472770	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
WRGT Licensee, LLC	Nevada	551112	01-0735535	3830 S. Jones Blvd. Las Vegas, Nevada 89103 (702) 382-2121
Sinclair NewsCentral, LLC	Maryland	515100	01-0723291	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Programming Company, LLC	Maryland	425120	54-2095223	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Finance Holdings, LLC	Minnesota	551112	03-0500333	1640 Como Ave., Ste. A St. Paul, Minnesota 55108 (651) 646-2300
KOKH, LLC	Nevada	515100	03-0507160	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
WRDC, LLC	Nevada	515100	56-2319367	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Television Group, Inc.	Maryland	551112	55-0829972	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500
Sinclair Communications, LLC	Maryland	551112	55-0829979	10706 Beaver Dam Road Hunt Valley, Maryland 21030 (410) 568-1500

SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants has duly caused this amendment no. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hunt Valley, State of Maryland on June 3, 2003.

SINCLAIR BROADCAST GROUP, INC.
By:	/s/ DAVID D. SMITH
David D. Smith Chief Executive Officer and President
GUARANTORS
CHESAPEAKE TELEVISION, INC.
KSMO, INC.
WCGV, INC.
SINCLAIR ACQUISITION IV, INC.
WLFL, INC.
SINCLAIR MEDIA I, INC.
WSMH, INC.
SINCLAIR MEDIA II, INC.
WSTR LICENSEE, INC.
WGME, INC.
SINCLAIR MEDIA III, INC.
WTTO, INC.
WTVZ, INC.
WYZZ, INC.
KOCB, INC.
FSF-TV, INC.
KSMO LICENSEE, INC.
WDKY, INC.
WYZZ LICENSEE, INC.
KLGT, INC.
SINCLAIR TELEVISION COMPANY II, INC. (F/K/A SULLIVAN BROADCASTING COMPANY II, INC.)
SINCLAIR COMMUNICATIONS, INC.
WSYX LICENSEE, INC.
WGGB, INC.
WTWC, INC.
SINCLAIR COMMUNICATIONS II, INC.
SINCLAIR HOLDINGS I, INC.
SINCLAIR HOLDINGS II, INC.
SINCLAIR HOLDINGS III, INC.
SINCLAIR TELEVISION COMPANY, INC.
SINCLAIR TELEVISION OF BUFFALO, INC.
SINCLAIR TELEVISION OF CHARLESTON, INC.
SINCLAIR TELEVISION OF NASHVILLE, INC.
SINCLAIR TELEVISION OF NEVADA, INC.
SINCLAIR TELEVISION OF OKLAHOMA, INC.

SINCLAIR TELEVISION OF TENNESSEE, INC.
SINCLAIR TELEVISION LICENSE HOLDER, INC.
SINCLAIR TELEVISION OF DAYTON, INC.
SINCLAIR ACQUISITION VII, INC.
SINCLAIR ACQUISITION VIII, INC.
SINCLAIR ACQUISITION IX, INC.
SINCLAIR ACQUISITION X, INC.
SINCLAIR ACQUISITION XI, INC.
SINCLAIR ACQUISITION XII, INC.
MONTECITO BROADCASTING CORPORATION
CHANNEL 33, INC.
WNYO, INC.
NEW YORK TELEVISION, INC.
BIRMINGHAM (WABM-TV) LICENSEE, INC.
RALEIGH (WRDC-TV) LICENSEE, INC.
SAN ANTONIO (KRRT-TV) LICENSEE, INC.
WVTV LICENSEE, INC.
SINCLAIR ACQUISITION XIII, INC.
SINCLAIR ACQUISITION XIV, INC.
SINCLAIR ACQUISITION XV, INC.
By:	/s/ DAVID B. AMY
David B. Amy Secretary (as to all)
SINCLAIR PROPERTIES, LLC
SINCLAIR PROPERTIES II, LLC
By:	/s/ DAVID D. SMITH
David D. Smith Manager (as to both)
By:	/s/ DAVID B. AMY
David B. Amy Manager (as to both)
KBSI LICENSEE L.P.
KETK LICENSEE L.P.
WMMP LICENSEE L.P.
WSYT LICENSEE L.P.
By:	Sinclair Properties, LLC, General Partner
By:	/s/ DAVID B. AMY
David B. Amy Manager

WEMT LICENSEE L.P.
WKEF LICENSEE L.P.
By:	Sinclair Properties II, LLC, General Partner
By:	/s/ DAVID B. AMY
David B. Amy Manager
WGME LICENSEE LLC
By:	WGME, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
WICD LICENSEE, LLC
WICS LICENSEE, LLC
KGAN LICENSEE, LLC
By:	Sinclair Acquisition IV, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
WSMH LICENSEE, LLC
By:	WSMH, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary

WPGH LICENSEE, LLC
KDNL LICENSEE, LLC
WCWB LICENSEE, LLC
By:	Sinclair Media I, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
WTVZ LICENSEE, LLC
By:	WTVZ, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
CHESAPEAKE TELEVISION LICENSEE, LLC
KABB LICENSEE, LLC
SCI-SACRAMENTO LICENSEE, LLC
WLOS LICENSEE, LLC
By:	Chesapeake Television, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
KLGT LICENSEE, LLC
By:	KLGT, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary

WCGV LICENSEE, LLC
By:	WCGV, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
SCI-INDIANA LICENSEE, LLC
KUPN LICENSEE, LLC
WEAR LICENSEE, LLC
By:	Sinclair Media II, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
WLFL LICENSEE, LLC
WRDC, LLC
By:	WLFL, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
WTTO LICENSEE, LLC
By:	WTTO, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
WTWC LICENSEE, LLC
By:	WTWC, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary

WGGB LICENSEE, LLC
By:	WGGB, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
KOCB LICENSEE, LLC
By:	KOCB, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
WDKY LICENSEE, LLC
KOKH, LLC
By:	WDKY, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
KOKH LICENSEE, LLC
By:	Sinclair Television of Oklahoma, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
WUPN LICENSEE, LLC
WUTV LICENSEE, LLC
WXLV LICENSEE, LLC
By:	Sinclair Television of Buffalo, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary

WUXP LICENSEE, LLC
By:	Sinclair Television of Tennessee, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
WCHS LICENSEE, LLC
By:	Sinclair Media III, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
SINCLAIR FINANCE, LLC
SINCLAIR FINANCE HOLDINGS, LLC
By:	KLGT, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
WZTV LICENSEE, LLC
WVAH LICENSEE, LLC
By:	Sinclair Television of Nashville, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
WMSN LICENSEE, LLC
WUHF LICENSEE, LLC
By:	Sinclair Television Company, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary

WTAT LICENSEE, LLC
WRLH LICENSEE, LLC
By:	Sinclair Television of Charleston, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
WRGT LICENSEE, LLC
By:	Sinclair Television of Dayton, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
SINCLAIR NEWSCENTRAL, LLC.
By:	Sinclair Communications, Inc., Member
By:	/s/ DAVID B. AMY
David B. Amy Secretary
SINCLAIR PROGRAMMING COMPANY, LLC
By:	Sinclair Broadcast Group, Inc., Member
By:	*
J. Duncan Smith Secretary

        Pursuant to the requirements of the Securities Act of 1933, this amendment no. 4 to the Registration Statement has been signed by the following persons on June 3, 2003 in the capacities indicated.

SIGNATURE	TITLE

* David D. Smith	Chairman of the Board, Chief Executive Officer, President and Director of Sinclair Broadcast Group, Inc. and President and Director, or such other capacity identified above, of the Guarantors listed above (Principal Executive Officer of Sinclair Broadcast Group, Inc. and the Guarantors listed above)
/s/ DAVID B. AMY David B. Amy
Executive Vice President and Chief Financial Officer of Sinclair Broadcast Group, Inc. and Treasurer and Director, or such other capacity identified above, of the Guarantors listed above (Principal Financial and Accounting Officer of Sinclair Broadcast Group, Inc. and the Guarantors listed above)
* Frederick G. Smith	Director of Sinclair Broadcast Group, Inc. and Sinclair Communications, Inc.
* J. Duncan Smith	Director of Sinclair Broadcast Group, Inc. and Sinclair Communications, Inc.
* Robert E. Smith	Director of Sinclair Broadcast Group, Inc. and Sinclair Communications, Inc.
* Basil A. Thomas	Director of Sinclair Broadcast Group, Inc. and Sinclair Communications, Inc.
* Lawrence E. McCanna	Director of Sinclair Broadcast Group, Inc. and Sinclair Communications, Inc.
* Daniel C. Keith	Director of Sinclair Broadcast Group, Inc. and Sinclair Communications, Inc.
* Martin R. Leader	Director of Sinclair Broadcast Group, Inc. and Sinclair Communications, Inc.

*By:	/s/ DAVID B. AMY David B. Amy Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation.(1)
3.2	By-laws.(2)
4.1	Indenture, dated as of December 9, 1993, among Sinclair Broadcast Group, Inc., its wholly-owned subsidiaries and First Union Nation Bank of North Carolina, as trustee.(2)
4.2	Indenture, dated as of August 28, 1995, among Sinclair Broadcast Group, Inc., its wholly-owned subsidiaries and the United States Trust Company of New York as trustee.(2)
4.3	First Supplemental Indenture, dated as of December 17, 1997, among Sinclair Broadcast Group, Inc., the Guarantors named therein and First Union National Bank, as trustee, including Form of Note.(3)
4.4	Indenture, dated as of December 10, 2001, among Sinclair Broadcast Group, Inc., the Guarantors named therein and First Union National Bank, as trustee.(4)
4.5	Indenture, dated as of March 14, 2002, among Sinclair Broadcast Group, Inc., the Guarantors named therein and First Union National Bank, as trustee.(4)
4.6	First Supplemental Indenture, dated as of July 26, 2002, among Sinclair Broadcast Group, Inc., the Guarantors named therein and First Union National Bank, as trustee.*
4.7	Second Supplemental Indenture, dated as of November 8, 2002, among Sinclair Broadcast Group, Inc., the Guarantors named therein and Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee.*
4.8	Registration Rights Agreement, dated as of November 8, 2002, by and among Sinclair Broadcast Group, Inc., the Guarantors named therein, and Deutsche Bank Securities Inc., Wachovia Securities, Inc., J.P. Morgan Securities Inc., BNP Paribas Securities Corp., Lehman Brothers Inc. and UBS Warburg LLC.(5)
4.9	Registration Rights Agreement, dated as of December 31, 2002, by and among Sinclair Broadcast Group, Inc., the Guarantors named therein, and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Wachovia Securities, Inc. and UBS Warburg LLC.(5)
5.1	Opinion of Wilmer, Cutler & Pickering.
12	Computation of Ratio of Earnings to Fixed Charges.*
23.1	Consent of Ernst & Young LLP, Independent Auditors (regarding Sinclair financial statements).*
23.2	Consent of Wilmer, Cutler & Pickering (included in exhibit 5.1).
24	Power of attorney.*
25	Statement of Eligibility on Form T-1 of Wachovia Bank, National Association (formerly First Union National Bank), as the Trustee under the Indenture.*
99.1	Form of Letter of Transmittal.*
99.2	Form of Notice of Guaranteed Delivery.*
99.3	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.*
99.4	Form of Letter to Clients.*
99.5	Form of Exchange Agent Agreement.*

(1)
Incorporated by reference from our Report on Form 10-Q for the quarter ended June 30, 1998.

(2)
Incorporated by reference from our Registration Statement on Form S-1, No. 33-90682.

(3)
Incorporated by reference from our Current Report on Form 8-K, dated as of December 16, 1997.

(4)
Incorporated by reference from our Report on Form 10-K for the year ended December 31, 2001.

(5)
Incorporated by reference from our Report on Form 10-K for the year ended December 31, 2002.

*
Previously filed.

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